UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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                 Date of Report
                 (Date of earliest
                 event reported):   May 15, 2006


                           The Middleton Doll Company
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             (Exact name of registrant as specified in its charter)



    Wisconsin                        0-22663                    39-1364345
 ---------------                ------------------          -------------------
 (State or other                 (Commission File             (IRS Employer
 jurisdiction of                     Number)                Identification No.)
 incorporation)


               1050 Walnut Ridge Drive, Hartland, Wisconsin 53029
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          (Address of principal executive offices, including zip code)


                                 (262) 369-8163
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                         (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

             On May 15, 2006 The Middleton Doll Company issued a press release announcing its earnings for the first quarter ended March 31, 2006 (the "Press Release"). A copy of the Press Release is being filed as Exhibit 99 to this Report and is incorporated by reference.


Item 9.01.   Financial Statements and Exhibits.

             (a)   Not applicable.

             (b)   Not applicable.

             (c)   Exhibits. The following exhibit is being filed herewith:
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                   (99) Press Release of The Middleton Doll Company, dated May 15, 2006.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               The Middleton Doll Company



Date: May 15, 2006                     By: /s/ Craig R. Bald
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                                               Craig R. Bald
                                               Chief Financial Officer

                           The Middleton Doll Company

                   Exhibit Index to Current Report on Form 8-K
                               Dated May 15, 2006

Exhibit
Number
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(99) Press Release dated May 15, 2006: The Middleton Doll Company Reports First Quarter Results